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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 28, 2002

                         MADISON BANCSHARES GROUP, LTD.
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               (Exact Name of Registrant as Specified in Charter)

        Pennsylvania                     0-17539                 23-2512079
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       (State or Other                 (Commission             (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)


      1767 Sentry Parkway West, Blue Bell, PA             19422
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      (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (215) 641-1111
                                                           --------------

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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On June 28, 2002, the Registrant issued a press release announcing that Madison Bank, a wholly-owned subsidiary of the Registrant, has entered into a Written Agreement with the Federal Reserve Bank of Philadelphia pursuant to which the parties mutually agreed to assist Madison Bank in correcting deficiencies and violations of the Currency and Foreign Transactions Reporting Act and Regulation H of the Board of Governors recently identified by the Federal Reserve Bank to Madison Bank, as well as to assist in the development of policies and procedures designed to ensure future compliance. The Written Agreement does not encompass specific matters related to the financial condition of the Bank. A copy of this press release and the Written Agreement are attached to this report as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release of the Registrant, dated June 28, 2002.

                  99.2 Written Agreement, dated June 20, 2002, between Madison Bank and the Federal Reserve Bank of Philadelphia.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MADISON BANCSHARES GROUP, LTD.


                                        By:  /s/ Cheryl Hinkle Richards
                                             ----------------------------------

                                             Cheryl Hinkle Richards
                                             Senior Vice President


June 28, 2002


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release of the Registrant, dated June 28, 2002.

99.2 Written Agreement, dated June 20, 2002, between Madison Bank and the Federal Reserve Bank of Philadelphia.